Exhibit 99.1
                CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350,
             AS ADOPTED PURSUANT TO SECTION
          906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U.S. Gold
Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the November
14, 2002 hereof (the "Report"), I, William W. Reid,
President and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley
Act of 2002, that:

(1)  The Report fully complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/William W. Reid
President, Chief Executive Officer and Chairman of
the Board of Directors
Dated: November 8, 2002